CMS-300 CONVENTIONAL PLUG ANALYSIS

BLUE WATER PROJECT

Well # 5-11-22 Tribal
Bighorn Co., MT

CL File Number: DEN-120086

Date: 6.11.2012

5-11-22
Bighorn Co., MT

CL File No.: DEN-120080
Date: 7.23.2012
Analyst(s): JC,KF

CMS 300 CONVENTIONAL PLUG ANALYSIS

Sample Number	Depth (ft)	Net Confining Stress (psig)	Porosity (%)	Permeability Klinkenberg (md)	Permeability Kair (md)	b(air) psi	Beta ft(-1)	Alpha (microns)	Saturation Oil (% Pore Volume)	Saturation Water (% Pore Volume)	Grain Density (g/cm3)	Footnote
1	807.15	800	7.05	.0021	.150	21.15	[illegible]	2.70E+02	0.0	95.5	2.767	
1	897.15	800	7.10	.0741	.140	33.99	5.54E+11	3.11E+02	0.0	94.9	2.769	
2	899.15	800	12.34	4.38	4.85	3.26	5.53E+09	1.15E+02	34.0	40.0	2.690	
2	899.15	800	13.03	4.25	5.30	4.26	1.00E+10	2.50E+02	44.7	35.7	2.722	
3	941.15	800	12.42	1.78	1.02	[illegible]	7.91E+10	3.53E+02	58.7	27.4	2.696	
3	941.15	800	13.38	1.48	2.02	6.71	1.11E+11	5.31E+02	64.1	34.7	2.711	
4	943.16	800	4.18	.120	.107	14.24	[illegible]	[illegible]	20.7	44.8	2.783	
4	943.16	800	4.64	.130	.106	13.27	8.78E+12	3.65E+03	22.0	44.1	2.781	
5	945.10	800	10.30	95.4	103	1.09	1.01E+07	1.31E+01	50.0	19.1	2.622	
5	945.10	800	17.34	92.7	100	1.19	3.94E+07	1.15E+01	54.1	17.9	2.650	
6	947.20	800	10.27	41.1	66.0	4.48	2.96E+08	4.06E+01	27.5	43.3	2.630	
6	947.20	800	20.24	94.5	120	1.00	[illegible]	2.64E+01	34.5	41.2	2.644	
7	949.10	800	5.03	.004	.0137	67.55	7.21E+14	8.29E+05	39.5	38.0	2.672	
7	949.10	800	5.97	.003	.0110	93.65	9.80E+14	9.55E+05	40.2	32.5	2.698	
8	951.36	800	10.80	163	171	0.70	1.06E+07	1.03E+01	16.7	53.0	2.643	
8	951.36	800	19.03	161	171	0.70	1.90E+07	1.00E+01	19.5	53.2	2.645	
9	953.15	800	18.75	201	212	0.73	1.05E+07	7.45E+00	17.0	53.0	2.643	
9	953.16	800	18.06	201	212	0.78	1.04E+07	7.06E+00	10.0	52.4	2.643	
10	955.16	800	19.22	162	180	0.00	1.21E+07	6.65E+00	16.1	54.6	2.651	
10	957.15	800	19.53	173	183	0.76	1.67E+07	9.35E+00	18.4	53.0	2.654	
11	957.50	800	17.52	77.9	84.0	1.25	2.73E+07	6.85E+00	34.5	44.3	2.650	
11	957.50	800	17.01	79.2	85.3	1.22	2.06E+07	7.45E+00	37.5	43.4	2.661	
12	959.15	800	19.30	125	134	0.99	1.07E+07	7.53E+00	18.3	56.2	2.646	
12	959.15	800	18.84	127	137	0.98	2.42E+07	9.92E+00	19.5	54.9	2.657	

Figures: Permeability vs Porosity at Net Confining Stress



10,000.0
1,000.0
100.0
10.0
1.0
0.1
0.0
0.0
K_{air} (md)
0.0
5.0
10.0
15.0
20.0
25.0
Porosity (%)

APPENDIX A: EXPLANATION OF CMS-300 TERMS "b", "Beta, and "Alpha"

K_∞	=	Equivalent non-reactive liquid permeability, corrected for gas slippage, mD
K_{air}	=	Permeability to Air, calculated using K_∞ and b, mD
b	=	Klinkenberg slip factor, psi
β (Beta)	=	Forcheimer inertial resistance factor, ft^{-1}
α (Alpha)	=	A factor equal to the product of Beta and K_∞. This factor is employed in determining the pore level heterogeneity index, H_i.
H_i	=	$\log_{10}(\alpha\phi/RQI)$ α, microns = $3.238E^{-8}\ \beta K_\infty$
Ø	=	Porosity, fraction
RQI	=	Reservoir Quality Index, microns
RQI	=	$0.0314(K/\phi)^{0.5}$

For further information please refer to:

Jones, S.C.: "Two-Point Determination of Permeability and PV vs. Net Confining Stress" SPE Formation Evaluation (March 1988) 235-241.

Jones S.C.: "A Rapid Accurate Unsteady-State Klinkenberg Permeameter," Soc. Pet. Eng. J. (Oct. 1972) 383-397.

Jones, S.C.: "Using the Inertial Coefficient, β, To Characterize Heterogeneity in Reservoir Rock: SPE 16949 (September 1987).

Amaefule, J.O.; Kersey, D.G.; Marschall, D.M.; Powell, J.D.; Valencia, L.E.; Keelan, D.K.: "Reservoir Description: A Practical Synergistic Engineering and Geological Approach Based on Analysis of Core Data,: SPE Technical Conference (Oct. 1988) SPE 18167.

CMS-300 CONVENTIONAL PLUG ANALYSIS PROTOCOL

Sample Preparation
1.5" diameter plugs were drilled with liquid nitrogen and trimmed into right cylinders with a diamond blade trim saw. All sample trims were archived.

Core Extraction
Plugs selected for routine core analysis were placed in Dean Stark equipment using toluene, followed by Soxhlet extraction using a chloroform / methanol (87:13) azeotrope.

Sample Drying
Samples were oven dried at 240° F to weight equilibrium (+/- 0.001 g).

Porosity
Porosity was determined using Boyle's Law technique by measuring grain volume at ambient conditions & pore volume at indicated net confining stresses (NCS).

Grain Density
Grain density values were calculated by direct measurement of grain volume and weight on dried plug samples.
Grain volume was measured by Boyle's Law technique.

Permeability
Permeability to air was measured on each sample using unsteady-state method at indicated NCS.

Fluid Saturations
Fluid saturations were determined by the Dean Stark technique using the following fluid properties:

Brine	1.032 g/cc (50000 ppm TDS)
Oil	0.845 g/cc (36° API)